UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 17, 2007

NASTECH PHARMACEUTICAL COMPANY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3830 Monte Villa Parkway Bothell, Washington (Address of Principal Executive Offices)		98021 (Zip Code)
(425) 908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-3.1: CERTIFICATE OF DESIGNATION
EX-4.1: AMENDMENT NO. 1 TO RIGHTS AGREEMENT
EX-5.1: OPINION OF PRYOR CASHMAN SHERMAN & FLYNN LLP

Item 1.01 Entry into a Material Definitive Agreement
     On January 17, 2007, Nastech Pharmaceutical Company Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated January 17, 2007, with UBS Securities LLC (“UBS”), pursuant to which the Company agreed to sell 3,250,000 shares of its common stock to UBS in a firmly underwritten public offering. Pursuant to the Underwriting Agreement, UBS has the option to purchase up to 487,500 additional shares to cover over-allotments, if any. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 17, 2007, the Company filed with the Department of State of the State of Delaware a Certificate of Designation, Rights and Preferences (the “Certificate of Designation”) relating to the Company’s authorized class of Series A Junior Participating Preferred Stock (the “Series A Shares”). The Certificate, which was authorized by the Company’s Board of Directors pursuant to Article FOURTH of the Company’s Restated Certificate of Incorporation dated July 20, 2005 and Section 151(g) of the Delaware General Corporation Law, increased the number of authorized Series A Shares from 10,000 shares to 50,000 shares. The increase in the number of authorized Series A Shares was necessary in order to ensure that, in the event such Series A Shares were ever issued in connection with the common stock rights under the Company’s Stockholder Rights Agreement adopted on February 22, 2000 (the “Rights Agreement”), that a sufficient number of Series A Shares would be available for issuance in satisfaction of such rights. The Certificate of Designation was effective as of January 17, 2007. A copy of the Certificate of Designation is filed herewith as Exhibit 3.1.
Item 8.01 Other Events
     On January 17, 2007, the Company and American Stock Transfer & Trust Company (“AST”), the Company’s transfer agent and the Rights Agent under the Company’s Rights Agreement, entered in amendment no 1. to the Rights Agreement (the “Amendment”). The Amendment updates the definition of “beneficial owner” in the Rights Agreement to incorporate the Rule 13d-3(d)(4) exclusion from such term of certain persons engaged in business as an underwriter of securities who acquire securities through their participation in good faith in a firm commitment underwriting registered under the Securities Act. A copy of the Amendment is filed herewith as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated January 17, 2007 by and between Nastech Pharmaceutical Company Inc. and UBS Securities LLC.

3.1	Certificate of Designation, Rights and Preferences of Series A Junior Participating Preferred Stock dated January 17, 2007.

4.1	Amendment No. 1 to Rights Agreement dated as of January 17, 2007 by and between Nastech Pharmaceutical Company Inc. and American Stock Transfer & Trust Company.

5.1	Opinion of Pryor Cashman Sherman & Flynn LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASTECH PHARMACEUTICAL COMPANY INC.
Dated: January 19, 2007	By:	/s/ Philip C. Ranker
Philip C. Ranker
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated January 17, 2007 by and between Nastech Pharmaceutical Company Inc. and UBS Securities LLC.

3.1	Certificate of Designation, Rights and Preferences of Series A Junior Participating Preferred Stock dated January 17, 2007.

4.1	Amendment No. 1 to Rights Agreement dated as of January 17, 2007 by and between Nastech Pharmaceutical Company Inc. and American Stock Transfer & Trust Company.

5.1	Opinion of Pryor Cashman Sherman & Flynn LLP.